April 6, 1995

Dear Shareholder:

     You are cordially invited to attend
the Annual Meeting of Shareholders of
Pacific Gateway Properties, Inc., to be
held on Tuesday, May 9, 1995, at the World
Trade Club located in the World Trade
Center which is the clock tower building at the foot of Market Street on the Embarcadero waterfront area, San Francisco,
California.

     While the meeting begins promptly at
9:00 a.m., the doors will be open at 8:30 a.m. Members of the Board of Directors and the officers of the Company welcome the opportunity to visit with shareholders on an informal basis during the time preceding the meeting.

     At the meeting you will be asked to
elect directors for the coming year and to consider and vote on such other business as may properly come before the meeting.
These matters are described in the enclosed
Proxy Statement. In addition, there will be a discussion of corporate events, followed by a question and answer period.

     It is important that your shares are
represented at the meeting whether or not you plan to attend. Accordingly, please take a moment now to fill in, sign, date and mail the enclosed proxy in the envelope provided.

     Your cooperation is appreciated.


Sincerely,



Roger D. Snell

President and Chief Executive Officer

 PACIFIC GATEWAY PROPERTIES, INC.
    101 Spear Street, Suite 215
     San Francisco, CA  94105


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     To Be Held On May 9, 1995

To the Shareholders of
Pacific Gateway Properties, Inc.:

     NOTICE IS HEREBY GIVEN that the
Annual Meeting of Shareholders of PACIFIC
GATEWAY PROPERTIES, INC. (the "Company"), will be held at the World Trade Club located in the World Trade Center which is the clock tower building at the foot of Market Street on the Embarcadero waterfront area, San Francisco, California, on
Tuesday, May 9, 1995, at 9:00 a.m., for the following purposes:

     A.To elect seven Directors to serve
       until the next annual meeting of
       shareholders or special meeting of
       shareholders held in place thereof
       and until their respective
       successors are elected and have
       qualified; and

     B.To transact such other business as
       may properly come before the
       meeting or any adjournment or
       adjournments thereof.

     The Board of Directors has amended
the By-Law of the Corporation fixing the size of the Board to increase the number of directors constituting the entire Board of Directors from five to seven effective as of the date of the Annual Meeting. The By-
Law, as amended, reads as follows:

               "4.3 Number.  The number
of directors constituting the entire
     Board of Directors shall be seven
     (7).  Such number may be increased up
     to the maximum number permitted by
     Article SIXTH of the Certificate of
     Incorporation or decreased to any
     number not less than three (3) by
     amendment to these By-Laws."

     The Board of Directors has fixed the
close of business on March 27, 1995, as the record date for the determination of common shareholders entitled to vote at the meeting.

     Shareholders who do not expect to
attend in person and who wish their stock to be voted are urged to fill in, sign, date and return the accompanying form of proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.

By order of the Board of Directors,


Raymond V. Marino

Secretary

April 6, 1995
San Francisco, California

     The Annual Report and Form 10-K of
the Company, including financial statements
for the year 1994, is being sent to
shareholders concurrently with this Notice.
 PACIFIC GATEWAY PROPERTIES, INC.
    101 Spear Street, Suite 215
     San Francisco, CA  94105


          PROXY STATEMENT

  ANNUAL MEETING OF SHAREHOLDERS

            May 9, 1995


     This proxy statement is furnished to
holders of the Common Stock, par value
$1.00 per share, of PACIFIC GATEWAY
PROPERTIES, INC. (hereinafter called the
"Company") in connection with the
solicitation of proxies by the Board of
Directors of the Company to be used at the Annual Meeting of Shareholders of the Company to be held at the World Trade Club in the World Trade Center which is the clock tower building at the foot of Market
Street on the Embarcadero waterfront area, San Francisco, California, on Tuesday, May
9, 1995 at 9:00 a.m., and at any
adjournment or adjournments thereof, for the purposes set forth in the accompanying
Notice of Annual Meeting of Shareholders.

     If the accompanying form of proxy is
executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. The persons named in the accompanying form of proxy will vote such proxy for election to the Board of the nominees named below. It is anticipated that this Proxy Statement and the enclosed
Proxy will be first mailed to record
holders of the Company's Common Stock on or about April 6, 1995.

     The Board of Directors has fixed the
close of business on March 27, 1995, as the record date for the determination of shareholders entitled to receive notice of and vote at the annual meeting of shareholders. As of March 27, 1995, the
Company had outstanding 3,892,596 shares of Common Stock, par value $1.00 per share.
Each share of Common Stock is entitled to one vote.

SHAREHOLDER PROPOSALS FOR THE 1996 ANNUAL
MEETING

     Any proposal of a shareholder
intended to be presented at the Company's
1996 Annual Meeting of Shareholders must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than December 11, 1995.

     A. ELECTION OF DIRECTORS

     Under the Company's Certificate of
Incorporation and By-Laws, the Board of
Directors of the Company may have between three and thirteen members. On March 23, 1995, the Board, by amendment to the By-
Laws, increased the number of directors to be elected at 1995 Annual Meeting from five to seven, each director to hold office until the next annual meeting of shareholders or special meeting of shareholders held in place thereof, and until his successor is chosen and qualified. Messrs. Robert P. Freeman and
Roderick A. Young, who are presently
directors of the Company, will not stand for re-election. The Board of Directors does not contemplate that any nominee will be unable to serve as a director for any reason; however, if that should occur prior to the meeting, the proxy holders will select another nominee to stand for election in his place and stead.

     The following table sets forth
certain information as of March 3, 1995, concerning beneficial ownership of the
Common Stock of the Company by each
director, nominee and executive officer, individually, and the executive officers and directors of the Company as a group.
Also included in the table with respect to each nominee for election as a director and each executive officer is his principal occupation or employment during the past five years and his age.

                                          Amount and Nature of Beneficial
                                           Ownership of Common Stock (1)
                                           Sole    Shared
                                        Voting andVoting and
                     Office and         InvestmentInvestment
  Name and Age  Principal Occupation                     Power    Power

Nominees:
H. Todd Cobey, Jr. (52)President of Cobey, Jacobson        65,500  391,800
                 and Gordon, Inc., a registered
                 investment management firm.

Lawrence B. Helzel (47)Member, Pacific Stock Exchange, Inc. 4,500  110,900
                 (Self employed market maker, options floor);
                 co-founder Buylar Investments, Inc., a real
                 estate investment company.

Marshall A. Jacobs (75)Director of the Company since          200   ---
                 February 1984; of Counsel, law firm
                 of Jacobs Persinger & Parker, prior
                 thereto, senior partner in the firm.

David E. Post (A)  (38)Director of the Company since May  318,850   ---
                 1993; Hanson Investment Management
                 Company; prior thereto, President, CSI
                 Capital Management; President, Alternative
                 Capital Corporation; President, HS
                 Partners, Inc. (a subsidiary of HS
                 Resources, Inc.)

Martin S. Roher  (45)Sole general partner and managing   250,000   ---
                 partner of MSR Capital Partners -
                 a limited partnership engaged in
                 securities investments

Roger D. Snell (A) (39)Director of the Company since July 55,632   ---
                 1992; President and Chief Executive
                 Officer of the Company;  prior thereto,
                 partner and Vice President Paragon Group,
                 a real estate investment & management company.

John V. Winfield  (48)Chairman of the Board, President  310,500   ---
                 and CEO of The Intergroup Corporation,
                 a diversified real estate company.

Other Executive Officers:
Raymond V. Marino (36)Vice President of the Company      6,000   ---
                 since August 1992;  prior thereto, Vice
                 President of Finance and Controller
                 Hunting Gate Investments, Inc., a real estate
                 investment & management company.

Christopher M. WatsonVice President of the Company       6,000   ---
(36)             since September 1992;  prior thereto, Vice
                 President Coldwell Banker
                 Commercial Real Estate Services, Inc., a real
                 estate management company.

                              % of
          Aggregate          Class
         457,300(2)          11.8%

            115,400             3%


                200              *


         318,850(2)           8.2%


         250,000(2)           6.4%


          55,632(3)           1.4%


         310,500(2)             8%


           6,000(3)              *


           6,000(3)              *

 Amount and Nature of Beneficial

                         Ownership of Common Stock (1)
                                Sole     Shared
                             Voting andVoting and
                 Office and  InvestmentInvestment             % of
  Name and AgePrincipal OccupationPower   Power   Aggregate    Class


Directors Not Standing for
Re-election:
Robert P. Freeman (50)   N/A    900        ---     900         *

Roderick A. Young (A) (51)N/A 1,000        ---   1,000         *


All present directors and    388,582       --- 388,582       10%
executive officers as a group
(7 persons)

* Less than one percent



(1)  Beneficial ownership is the direct or
     indirect ownership of Common Stock of
     the Company including the right to
     control the vote or investment of or
     acquire such Common Stock within the
     meaning of Rule 13d-3 under the
     Securities Exchange Act of 1934.  The
     shares owned by each person or by the
     group, and the shares included in the
     total number of shares outstanding
     have been adjusted in accordance with
     said Rule 13d-3.  The aggregate
     percentage owned has been determined
     by dividing the aggregate total of
     shares owned by each person, or by
     the group, by the number of shares of
     Common Stock of the Company
     outstanding on March 1, 1995.

(2)  Additional information concerning the
     nature of the beneficial ownership of
     such shares by Messrs. Cobey, Post,
     Roher and Winfield is set forth below
     in the table under the caption
     "CERTAIN OTHER BENEFICIAL HOLDERS"
     and notes (3), (8), (7) and (6),
     respectively.

(3)  Represents 40,000, 6,000, and 6,000
     shares of Common Stock issuable under
     presently exercisable stock options
     granted under the 1984 Incentive
     Stock Option Plan as of December 31,
     1994 for Roger D. Snell, Raymond V.
     Marino, and Christopher M. Watson,
     respectively.  In addition, Mr. Snell
     was issued 12,632 restricted shares
     of the Company's common stock as part
     of his 1994 bonus.

     (A)    Member of the Audit Committee.

     Directors who are not officers of the
Company may receive an annual fee of
$7,500, and supplemental fees of $750 for each meeting of the Board or a committee thereof attended, and $375 for each telephone meeting, plus out-of-pocket expenses incurred in connection with services rendered to the Company and travel and lodging for each board meeting.

     The Board of Directors of the Company
held five meetings in 1994. The Board does not have a Compensation Committee or a Nominating Committee. Since the size of the Board of Directors was reduced to five members in 1993, it was decided that only an Audit Committee consisting of three members was necessary. The Audit
Committee's duties are to oversee the audit function of the Company's independent certified public accountants, to periodically review significant financial information relating to the Company and to act as a communication link between the Board of Directors and such certified public accountants. The Audit Committee met two times in 1994. Roderick A. Young, presently a director and Chairman of the Audit Committee, is not a nominee for election as a director and it is intended that a new member and chairman of the Audit
Committee will be appointed by the Board of Directors following the Annual Meeting.
The other members of the Audit Committee are identified in the above table.
Compensation issues were voted upon by the full Board of Directors. Mr. Snell did not vote on compensation issues for himself.

     During 1994, all of the directors of
the Company attended every meeting of the Board of Directors and the committee of which they are members, except Roderick A.
Young who was absent from one Board of
Directors meeting.

     Except as set forth below, none of
the nominees is a director of any company which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.
     Name of NomineeDirector of

     H. Todd Cobey, Jr.
Cobey, Jacobson & Gordon, Inc.

     John V. Winfield
The Intergroup Corporation

 CERTAIN OTHER BENEFICIAL HOLDERS

     The following table sets forth
certain information concerning beneficial ownership, as of March 1, 1995, of the Common Stock of the Company by certain other holders of in excess of 5% of the Common Stock of the Company.

     According to the information
available to the Board of Directors no
person owns of record, or beneficially,
more than 5% of the outstanding Common
Stock of the Company except as set forth below and in the first table under the caption "ELECTION OF DIRECTORS".

                               Amount and Nature of Beneficial
                                  Ownership of Common Stock
                                  Sole   Shared
                               Voting andVoting and
                               InvestmentInvestment    % of
      Name         Address             Power   Power    AggregateClass(1)

Citicorp Real Estate,.1 Sansome St 1,000,000     ---   1,000,000(2)20.4%
Inc.a subsidiary ofSuite 2830
Citibank San Francisco, CA 94104

H.Todd Cobey, Jr.10 Liberty Square    65,500 391,800    457,300(3)11.8%
                Boston, MA 02109

Perry Goldberg  Specks & Goldberg    208,600  99,500    308,100(4)8%
                10 S. Wacker Drive
                Suite 3600
                Chicago, IL 60606

Harris Associates L.P.2 No LaSalle St None   235,250    235,250(5)6.1%
                Suite 500
                Chicago, IL  60602

The Intergroup  2121 Ave of the Stars 310,500   ---     310,500(6)8%
Corporation     Suite 2020
                Los Angeles, CA  90067

MSR Capital    One Embarcadero Ctr    250,000    ---     250,000(7)6.4%
Partners       Suite 2330
               San Francisco, CA  94111

David E. Post   Hanson Investment     318,850    ---     318,850(8)8.2%
                Management Company
                4000 Civic Center Drive
                Suite 200
                San Rafael, CA 94903


(1)  Calculated in accordance with Rule
13d-3.  See footnote (1) on Page 3 hereof.

(2)  Based on information contained in
     Schedule 13D for Citicorp Real
     Estate, Inc. ("CREI"), dated
     December 30, 1993.  The Company
     issued to CREI warrants to acquire an
     aggregate of 2,000,000 shares of the
     Common Stock.  Warrants with respect
     to 1,000,000 shares are presently
     exercisable and, if such warrants
     were exercised, CREI would become
     owner of approximately 20.4% of the
     outstanding shares of Common Sock of
     the Company.  CREI has no present
     power to vote or direct the voting of
     any shares since no warrants have
     been exercised.   If the warrants
     were exercised by CREI, CREI would
     have the sole power to vote or direct
     the voting of such shares.  On
     January 31, 1995, 350,000 of the
     2,000,000 warrants were cancelled as
     a result of certain debt repayments
     in accordance with the terms of the
     loan agreement with CREI.

(3)  Based on information contained in
     Amendment No. 3 to Schedule 13D for
     H. Todd Cobey, Jr., dated December
     30, 1994.  Mr. Cobey is the direct or
     indirect beneficial owner of 457,300
     shares of the Common Stock of the
     Company.  Mr. Cobey has sole
     dispositive and voting power with
     respect to 65,500 shares of common
     stock owned by him personally; shared
     voting and shared dispositive power
     with respect to 190,900 shares of
     common stock owned by Ellis Fund
     Limited Partnership, a Massachusetts
     limited partnership; and shared
     dispositive power and no voting power
     with respect to 200,900 shares of
     Common Stock for which Cobey,
     Jacobson & Gordon, Inc., a
     Massachusetts corporation, acts in an
     investment advisory capacity.  Mr.
     Cobey is an investment advisor with,
     and President of, Cobey, Jacobson &
     Gordon, Inc.  Mr. Cobey is also a
     partner in CTG Associates, a
     Massachusetts partnership, which is
     the sole general partner of Ellis
     Fund Limited Partnership.

(4)  Based on information contained in
     Amendment No. 2 to Schedule 13D of
     Perry Goldberg, dated March 9, 1995.
     Mr. Goldberg beneficially owns
     308,100 shares of the Common Stock.
     Mr. Goldberg has sole voting and sole
     dispositive power with respect to
     208,600 shares; and shared voting
     power and shared dispositive power
     with respect to 99,500 shares, 98,300
     shares of which are owned of record
     by Specks & Goldberg Ltd. Profit
     Sharing Plan and Trust, for which Mr.
     Goldberg is a trustee, and 1,200
     shares of which are owned of record
     by his wife, Margaret Goldberg.  In
     addition, Mr. Goldberg disclaims
     beneficial ownership of 9,400 shares
     owned by his adult daughters, but as
     to which Mr. Goldberg may be deemed
     to be the beneficial owner, and to
     have voting and/or dispositive power.

(5)  Based on information contained in
     Schedule 13G of Harris Associates
     L.P., a Delaware limited partnership,
     dated February 14, 1995: Harris
     Associates L.P. has shared power to
     vote 235,250 shares of common stock
     of the Company.  Harris Associates
     L.P. has sole dispositive power with
     respect to 155,250 shares and shared
     dispositive power with respect to
     80,000 shares.  Harris Associates
     Inc., a Delaware corporation, is the
     general partner of Harris Associates
     L.P.

(6)  Based on information contained in
     Amendment No. 1 to Schedule 13D for
     The Intergroup Corporation dated
     March 1, 1995:  The Intergroup
     Corporation has sole voting and sole
     dispositive power with respect to
     310,500 shares.  The Intergroup
     Corporation is a Delaware
     corporation.

(7)  Based on information contained in
     Amendment No. 1 to Schedule 13D for
     MSR Capital Partners, dated December
     6, 1994:  MSR Capital Partners has
     sole voting and sole dispositive
     power with respect to 250,000 shares.
     MSR Capital Partners is a California
     limited partnership.  The general
     partner of MSR Capital Partners is
     Mr. Martin S. Roher.

(8)  Based on information contained in
     Amendment No. 1 to Schedule 13D of
     David E. Post, dated December 15,
     1990.  Includes 102,900 shares held
     by MiJen L.P. 1 of which David Post
     is the general partner.  The
     remaining 215,950 shares are held by
     three trusts and two Individual
     Retirement Accounts for which David
     E. Post acts as investment adviser.

      EXECUTIVE COMPENSATION

     The Summary Compensation Table below
sets forth individual compensation
information for each of the Company's last three fiscal years of the Chief Executive
Officer ("CEO") and other most highly paid executive officers who were serving as such at the end of the Company's fiscal year ended December 31, 1994, and whose total annual salary and bonus for such fiscal year exceeded $100,000.



SUMMARY COMPENSATION TABLE

                                                      Long Term
                                                      Compensation
                                                      Awards
                                  Annual Compensation Stock    All Other
Name and Principal Position  Year     Salary   Bonus  Options  Compensation

Roger D. Snell               1994  $250,000  $ 75,000  20,500    ---
President and CEO (1)        1993  $170,000  $147,500  ---       ---
                             1992  $ 74,375   $ 39,73 6100,000   ---

Christopher M. Watson (2)    1994  $ 70,000  $ 30,000   6,175    $82,007
Vice President               1993  $ 60,000  $ 30,000  ---       $45,714
                             1992  $ 16,250  $  4,399  15,000     ---

Raymond V. Marino (3)        1994  $ 91,553  $ 25,000   6,175     ---
Vice President               1993  $ 80,000  $ 15,000  ---        ---
                             1992  $ 30,000   $  1,60 115,000     ---


(1)Mr. Snell joined the Company as
   President and CEO in July 1992.  Mr.
   Snell's employment arrangements
   effective January 1, 1994, included an
   annual base salary of $250,000 and a
   bonus and stock options as determined
   by the Board of Directors.  Mr.
   Snell's bonus for 1994 was comprised
   of a cash payment of $30,000 and the
   issuance to him (subject to the
   listing of such shares with the
   American Stock Exchange) of 12,632
   shares of the Common Stock of the
   Company representing the cash
   equivalent of $45,000 based upon the
   mean between the high and low sales
   prices for such shares reported on the
   date of the grant, December 5, 1994.

(2)Mr. Watson joined the Company as a
   Vice President in September 1992.  His
   other compensation consisted of lease
   commissions of $79,007 in 1994 and
   $42,714 in 1993 and an auto allowance
   of $3,000 in each year.

(3)Mr. Marino joined the Company as a
   Vice President in August 1992.


 None of the officers listed in the
 compensation table were eligible for a
 Simplified Employee Pension Plan (SEP)
 contribution in 1994.


Option Tables

   The following table sets forth, for the
CEO and each of the other executive
officers named in the Summary Compensation
Table, information with respect to grants of stock options made during the last fiscal year.

                  Option Grants in Fiscal Year
                     Ended December 31, 1994

                                                               Potential
                                                               Realizable
                           Individual Grants                Value at Assumed
                Number   % of Total                         Annual Rates of
              of Shares    Options                            Stock Price
              Underlying  Granted to  Exercise or           Appreciation for
                 Options    Emp in     Base Price  Exp        Option Term
                Granted (#)  Fiscal Year ($/sh)    Date      5% ($)  10% ($)

Roger D. Snell      20,500   43%         $3.688    03/06/04  $47,547 $120,493

Christopher M.
 Watson              6,175   13%         $3.688    03/06/04  $14,322 $ 36,295

Raymond V. Marino   2,150     4%         $3.688    03/06/04  $ 4,987 $ 12,637
                    4,025     9%         $4.56     09/09/04  $11,543 $ 29,252

   The following table sets forth option exercise activity in the last fiscal year and the fiscal year-end option values with respect to the CEO and each of the other executive officers named in the Summary Compensation Table.


Aggregated Option Exercises in the Fiscal Year Ended
December 31, 1994 and Fiscal Year End Option Values

                                                          Values of
                                              Number of   Unexercised In-
                                            Unexercised   the-Money
                                             Options at   Options at
                                            12/31/94(#)   12/31/94 $ (1)

             Shares Acquired    Value       Exercisable/  Exercisable/
Name             On Exercise(#) Realized($) Unexercisable Unexercisable

Roger D. Snell         ---         ---     40,000/80,500  $15,000/$28,906
Christopher M. Watson  ---         ---      6,000/12,175   $6,192/$11,218
Raymond V. Marino      ---         ---      6,000/12,175   $5,250/$ 8,547


(1)These values are based upon the
   difference between the exercise
   prices of all options awarded and the
   December 31, 1994 closing price for
   the Company's Common Stock of $4.00
   per share.

Compensation Committee Interlocks and
Insider Participation.  Mr. Snell, a
Director of the Company, is its President and Chief Executive Officer. (Mr. Freeman, presently a director of the Company who is not seeking re-election, was President and Chief Executive Officer of the Company until July 1992). See Report of the Board of Directors on Executive Compensation for information on participation in deliberations concerning Executive Officer
Compensation.

   Mr. Jacobs is Of Counsel to the law
firm of Jacobs Persinger & Parker. Such law firm performed services for the Company during fiscal 1994, and the Company proposes to retain such firm in fiscal
1995.

Report of the Board of Directors on
Executive Compensation

   Because of the small size of the Board
of Directors of the Company, there is no compensation committee. The Board of
Directors reviews and determines all
executive compensation matters including the awarding of bonuses, the granting of stock options, and the administration of the Company's stock option plans. Mr.
Snell, who is President, Chief Executive
Officer and a Director of the Company, does not participate in executive compensation determinations with respect to himself, but does participate with respect to the other executive officers and makes recommendations as to the salaries, bonuses and granting of stock options to such executive officers.

Executive Compensation Policies

   In mid-1992 at the time the Company
moved its headquarters from Framingham,
Massachusetts, to San Francisco,
California, the Board of Directors had to assemble a new management team including a new Chief Executive Officer and other new executive officers. In this connection, the Board of Directors had determined to pay base salaries and incentive bonuses at levels required to attract and retain executives who could manage the operations of the Company in the difficult economic circumstances which the Company faced. The fixing of the base salaries and potential bonus awards and the granting of options was negotiated by the former Chief
Executive Officer subject to the approval of the Board of Directors.

   The Company has no formal bonus plan.
Executives officers are evaluated on the basis of performance against individual work plan objectives. The work plan objectives include as to each of the executive officers, other than the Chief
Executive Officer, specific improvements in department function of the department which such executive heads. The executive officer responsible for leasing is also eligible for a commission on new or re-leased space of properties of the Company
(with which he is involved).  In December
1994, the Board determined, based upon its subjective evaluation of each of such executive officers achievement of his work plan objectives and the operations of his department, to award $25,000 and $30,000 bonuses, respectively, to Messrs. Marino and Watson, for 1994. Based upon the same evaluation, the Board also determined to increase Mr. Marino's annual base salary to $95,000 effective September 9, 1994.

   In 1992, in connection with assembling
the new management team, the Board of
Directors had determined to provide long term incentive compensation to the new
Chief Executive Officer and other executive officers by granting options under the Company's incentive stock option plan. This effort continued in 1994 with options granted to purchase a total of 47,850 shares of the common stock of the Company under the Incentive Stock Option Plan approved by the shareholders in May 1986.
The number of shares subject to an option granted to an executive officer is based upon the Board's subjective judgment as to the relative contribution to the long term success of the Company which such officer may make. The proposal in 1994 for the adoption of another incentive stock option plan was not approved by the shareholders at the Annual Meeting of Shareholders of the Company held on May 10, 1994.

Chief Executive Officer Compensation

   Mr. Snell's employment arrangements,
including his compensation for 1993, were negotiated in June 1992, and as described above, included base salary, annual incentive bonus, and stock options. The
Company has the right to terminate Mr.
Snell at any time, provided, however, that if this occurs prior to June 30, 1995, then, except in certain circumstances, Mr.
Snell will be entitled to severance pay of twice the amount of his base annual salary, all benefits will continue for one year and the ability to exercise of his stock options will be accelerated. Mr. Snell's work plan objectives included financing and development objectives, operating performance improvement at specific properties, and overall management responsibilities. In December 1994, based upon the Board's subjective evaluation of Mr. Snell's performance in achieving his work plan objectives, including specifically the negotiation of the offer for the Company's interest in Golden
Gateway Center and the leasing of South Bay
Office Tower and Walnut Creek Executive
Park, the Board determined to pay Mr. Snell a $75,000 bonus for 1994. Mr. Snell's bonus for 1994 was comprised of a cash payment of $30,000 and the issuance to him
(subject to the listing of such shares with the American Stock Exchange) of 12,632 shares of the Common Stock of the Company representing the cash equivalent of $45,000 based upon the mean between the high and low sales prices for such shares reported on the date of the grant, December 5, 1994.
No other determination as to the Chief
Executive Officer's 1995 compensation was made.

The Board of Directors:
Robert P. Freeman
Marshall A. Jacobs
David E. Post
Roger D. Snell
Roderick A. Young

PACIFIC GATEWAY PROPERTIES, INC. (PGP)
         PERFORMANCE GRAPH

Comparison of Five Year Cumulative Total
Return*
Among PGP, Dow Jones Equity Market Index and Dow Jones Real Estate Inv. Index**






   [INSERT GRAPH AND TABLE HERE]
  See attached camera ready page





















Assumes $100 invested on 12/31/88 in Pacific Gateway
Properties Common Stock. Dow Jones Equity Mkt. Index and Dow Jones Real Estate Inv. Index
* Total return assumes reinvestment of dividends.
** Fiscal year ending December 31.

The above graph compares the performance of PGP with that of the Dow Jones Equity
Market Index and the Dow Jones Real Estate
Investment Index.  The real estate
companies in the Dow Jones Real Estate
Investment Index are:  Catellus
Development, Federal Realty Investment
Trust, Host Marriott Corporation,
Meditrust, Newhall Land, New Plan Realty
Trust, Rockefeller Center Properties, the
Rouse Company and Weingarten.

         B.  OTHER MATTERS

     The Board of Directors knows of no
matters which will be presented for
consideration at the meeting other than the matters referred to in this statement.
Should any other matters properly come
before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgement.

         VOTING PROCEDURES

     A stockholder who abstains from a
vote by registering an abstention vote will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on the particular matter. Similarly, in the event a nominee holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters. Thus, on the vote for the proposal to elect directors where the outcome depends on the votes cast, abstentions and non-votes will have no effect. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election.

RELATIONSHIP WITH INDEPENDENT PUBLIC
ACCOUNTANTS

     The financial statements of the
Company and its subsidiaries included in the 1994 Annual Report on Form 10-K have been examined by Arthur Andersen LLP. A representative of Arthur Andersen LLP is expected to attend the Annual Meeting with the opportunity to make a statement if he so desires. It is expected that such representative will be available to respond to appropriate questions from shareholders.

      SOLICITATION OF PROXIES

     The Company will bear the cost of
this solicitation of proxies. In addition to solicitation of proxies by mail, the Company may reimburse brokers and other nominees for the expense of forwarding proxy materials to the beneficial owners of stock held in their names. Directors, officers and employees of the Company may also solicit proxies on behalf of the Board of Directors but will not receive any additional compensation therefor.

     IT IS IMPORTANT THAT PROXIES BE
RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS
ARE URGED TO FILL IN, SIGN, DATE AND RETURN
THE ACCOMPANYING FORM OF PROXY IN THE
ENCLOSED ENVELOPE.


By order of the Board of Directors





Raymond V. Marino

Secretary

San Francisco, California
April 6, 1995

Upon the written request of any
shareholder, the Company will provide a
copy of its Annual Report on Form 10-K for 1994, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any request should be directed to Raymond V.
Marino, Vice President, Pacific Gateway
Properties, Inc., One Rincon Center, 101
Spear Street, Suite 215, San Francisco,
California 94105, Telephone Number (415)
543-8600, Facsimile Number (415) 777-3765.
There will be no charge for such report
unless one or more exhibits thereto are
requested, in which case the Company's
reasonable expenses of furnishing exhibits may be charged.